RBC FUNDS TRUST
RBC China Equity Fund
(the “Fund”)
Supplement dated July 2, 2026 to the Fund’s summary prospectus and prospectus each dated July 28, 2025, as may be supplemented from time to time
This Supplement provides additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.
Effective immediately, the MSCI China All Shares Index is removed as the Fund’s secondary benchmark index. The Fund has determined that the index no longer serves as an appropriate comparison to Fund returns. The Fund will continue to retain the MSCI China Index as its primary benchmark index. Accordingly, all references to the MSCI China All Shares Index in the summary prospectus and prospectus are hereby deleted in their entirety.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE